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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2002

MYRIAD GENETICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-26642	87-0494517
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

320 Wakara Way
Salt Lake City, Utah 84108
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (801) 584-3600

(Former name or former address, if changed since last report)

Item 5. Other Events.

        On May 16, 2002, the Registrant publicly disseminated a press release announcing that the Registrant has introduced a new predictive medicine product for risk of hereditary colon cancer, called COLARIS AP. The information contained in the press release is incorporated herein by reference and filed as Exhibit 99.1 hereto.

Item 7. Financial Statements and Exhibits.

(c)
Exhibits.

99.1
The Registrant's Press Release dated May 16, 2002.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Myriad Genetics, Inc. (Registrant)
Date: May 22, 2002	By:	/s/ PETER D. MELDRUM Peter D. Meldrum President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	The Registrant's Press Release dated May 16, 2002.

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  Item 5. Other Events.
  Item 7. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX